Supplement Dated July 6, 2011 to your Prospectus Dated May 2, 2011

Reorganization

The Wells Fargo Variable Trust Board of Trustees approved a reorganization that provides for the reorganization of the specified fund (“Target Fund”) shown below into the existing Fund (“Acquiring Fund”) also shown below. The agreement requires approval by the Target Fund shareholders, who will vote on the proposed reorganization at a meeting held on or around August 19, 2011.

Target Fund	Acquiring Fund
Wells Fargo Advantage VT Core Equity Fund	Wells Fargo Advantage VT Opportunity Fund

If the proposed reorganization is approved, all assets of the Target Fund will be transferred into the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund. If approved by the shareholders, the reorganization is expected to take place at the close of business on or about August 26, 2011.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Target Fund Sub-Account, including program trades, on or after the close of business on August 25, 2011. As a result of the reorganization, if any of your Contract Value is currently invested in the Target Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to the Target Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about August 26, 2011, any transaction that includes an allocation to the Target Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business on or about August 26, 2011, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Target Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

In the event that the proposed reorganization is approved, effective as of the close of business on or about August 26, 2011, all references and information contained in the prospectus for your Contract related to the Target Fund are deleted and replaced with the Acquiring Fund.

This Supplement should be retained with the prospectus for future reference.

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